WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.1

1 2025 Annual Shareholders’ Meeting May 14, 2025 NASDAQ GS: WNEB

2 NASDAQ GS: WNEB Welcome to the Western New England Bancorp 2025 Annual Shareholders’ Meeting James C. Hagan President Chief Executive Officer 2

3 NASDAQ GS: WNEB Board of Directors Western New England Bancorp 3

4 Board of Directors James C. Hagan President & Chief Executive Officer Lisa G. McMahon Chairperson of the Board Laura Benoit Director NASDAQ GS: WNEB 4 Donna J. Damon Director Gary G . Fitzgerald Director William D . Masse Director Paul C . Picknelly Director Steven G . Richter Director Philip R . Smith Director Granby, CT

5 NASDAQ GS: WNEB Gerald P. Ciejka Inspector of Elections Caitlin Morin Wolf & Company, Independent Auditor 5 Introduction of Guests East St, Chicopee, MA

Senior Management Team 6 James C. Hagan President & Chief Executive Officer Guida R. Sajdak Executive Vice President, Chief Financial Officer & Treasurer Allen J. Miles, III Executive Vice President & Chief Lending Officer Kevin C. O’Connor Executive Vice President & Chief Operating Officer Leo R. Sagan, Jr. Senior Vice President & Chief Risk Officer Darlene Libiszewski Senior Vice President & Chief Information Officer Filipe B. Goncalves Senior Vice President & Chief Credit Officer Christine Phillips Senior Vice President & Chief Human Resources Officer John E. Bonini Senior Vice President & General Counsel Daniel Marini Senior Vice President, Retail Banking & Marketing NASDAQ GS: WNEB 6

Proposals 7 NASDAQ GS: WNEB Proposal 1: Election of Directors to serve a three - year term expiring at the 2028 Annual Meeting of shareholders: • Gary G. Fitzgerald • Paul C. Picknelly Proposal 2: Consideration and approval of a non - binding advisory resolution on the compensation of the Company’s Named Executive Officers. Proposal 3: Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025: • Wolf & Company, P.C. Proposal 4: Consideration and approval of the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan. 7

Voting Results Gerald P. Ciejka Inspector of Elections NASDAQ GS: WNEB NASDAQ GS: WNEB 8

Financial Results for Fiscal Year 2024 and the First Quarter of 2025 Guida R. Sajdak Executive Vice President Chief Financial Officer NASDAQ GS: WNEB NASDAQ GS: WNEB 9

Forward Looking Statements 10 NASDAQ GS: WNEB We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to :  unpredictable changes in general economic or political conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ;  unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ;  inflation and governmental responses to inflation, including recent sustained increases and potential future increases in interest rates that reduce margins ;  the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ;  significant changes in accounting, tax or regulatory practices or requirements ;  new legal obligations or liabilities or unfavorable resolutions of litigation ;  disruptive technologies in payment systems and other services traditionally provided by banks ;  the highly competitive industry and market area in which we operate ;  operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; 10

11 Forward Looking Statements NASDAQ GS: WNEB 11  failure or circumvention of our internal controls or procedures ;  changes in the securities markets which affect investment management revenues ;  increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ;  the soundness of other financial services institutions which may adversely affect our credit risk ;  certain of our intangible assets may become impaired in the future ;  the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ;  new lines of business or new products and services, which may subject us to additional risks ;  changes in key management personnel which may adversely impact our operations ;  severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business ; and  other risk factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law .

12 2024 Quarterly Earnings NASDAQ GS: WNEB 12 4Q2023 1Q2024 2Q2024 (2) 3Q2024 4Q2024 (1) ($ in thousands, except EPS) $ 16,176 $ 15,346 $ 14,470 $ 14,728 $ 15,273 Net interest income 486 (550) (294) 941 (762) (Reversal of) provision for credit losses 2,714 2,674 3,834 3,141 3,254 Non - interest income 14,785 14,782 14,314 14,406 14,926 Non - interest expense 3,619 3,788 4,284 2,522 4,363 Income before taxes 1,108 827 771 618 1,075 Income tax expense $ 2,511 $ 2,961 $ 3,513 $ 1,904 $ 3,288 Net income $ 0.12 $ 0.14 $ 0.17 $ 0.09 $ 0.16 Diluted earnings per share (EPS) 0.39% 0.47% 0.55% 0.29% 0.49% Return on average assets (ROA) 4.31% 5.04% 6.03% 3.19% 5.48% Return on average equity (ROE) 2.64% 2.57% 2.42% 2.40% 2.41% Net interest margin 2.66% 2.59% 2.44% 2.42% 2.43% Net interest margin, on a tax - equivalent basis (1) Non - interest income includes a $300,000 gain on non - marketable equity investments. (2) Non - interest income includes a $987,000 gain on non - marketable equity investments.

13 Balance Sheet Composition NASDAQ GS: WNEB 13 PPP Loans 7% Loans 75% Securities 9% Other Assets 5% Cash and Cash Equivalents 4% Loans and Securities (% of Total Assets) 2020 (2) (1) Data as of December 31 st , (2) Paycheck Protection Program (“PPP”), (3) Includes $1.7 million in brokered deposits, (4) Includes $55.3 million in brokered deposits. Loans 78% Securities 14% Other Assets 5% Cash and Cash Equivalents 3% Loans and Securities (% of Total Assets) 2024 21% 37% 27% 4% 1% 0% 10% 20% 30% 40% Deposits & Borrowings (% of Total Assets) 2024 23% 38% 25% 3% 0% 10% 20% 30% 40% 50% 60% Deposits & Borrowings (% of Total Assets) 2020 (1)

14 Growing and Strengthening Our Balance Sheets (1)(2) NASDAQ GS: WNEB 14 82% 74% 78% 79% 78% 65% 75% 85% 95% Loan - to - Asset Ratio 94% 83% 89% 95% 92% 80% 90% 100% 110% 120% Loan - to - Deposit Ratio 9% 17% 15% 14% 14% 5% 15% 25% 35% 45% Securities - to - Asset Ratio 3% 1% 2% 6% 5% 0% 1% 2% 3% 4% 5% 6% 7% Borrowings - to - Total Assets (1) Data as of December 31 st (2) Values are rounded to the nearest whole dollar.

15 Strong Asset Quality Indicators NASDAQ GS: WNEB 15 (1) Data as of December 31 st (2) Excludes PPP loans. (3) The Company adopted ASU 2016 - 13 on January 1, 2023 with a modified retrospective approach. Accordingly, beginning in 2023, the allo wance for credit losses was determined in accordance with ASC 326, “Financial Instruments - Credit Losses .” 1.20% 1.08% 1.00% 1.00% 0.94% 0.50% 0.70% 0.90% 1.10% 1.30% Allowance for Credit Losses to Total Loans 2020 2021 2022 2023 2024 (2) (3) (2) 270% 399% 350% 316% 363% 0% 100% 200% 300% 400% 500% Allowance for Credit Losses to Nonperforming Loans 2020 2021 2022 2023 2024 (3) 0.45% 0.36% 0.27% 0.20% 0.29% 0.22% 0.32% 0.25% 0.26% 0.20% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Nonperforming Loans to Total Loans Nonperforming Assets to Total Assets 2020 2021 2022 2023 2024 (2) (2) (1)

16 1 st Quarter of 2025 NASDAQ GS: WNEB 16 1Q2024 4Q2024 1Q2025 $0.14 $0.16 $0.11 EPS Earnings per Share (“EPS”) 1Q2024 4Q2024 1Q2025 0.47% 0.49% 0.35% ROA Return on Average Assets (“ROA”) Return on Average Equity (“ROE”) 1Q2024 4Q2024 1Q2025 5.04% 5.48% 3.94% ROE 1Q2024 4Q2024 1Q2025 2.57% 2.41% 2.49% NIM 2.59% 2.43% 2.51% NIM, tax - equivalent basis (non - GAAP) (1) Net Interest Margin (“NIM”) March 31, 2024 March 31, 2025 $ 2.0 billion $2.1 billion Total Loans $ 2.1 billion $2.3 billion Total Deposits 95% 89% Loans/Deposits (%) 14% 14% Investments/Assets (%) 70% 70% Core Deposits/Total Deposits 5% 4% Wholesale Funding/Assets (2) 26% 29% Uninsured Deposits/Total Deposits $10.90 $11.44 Book Value per Share (1) NIM, on a tax - equivalent basis, is a non - GAAP financial measure. See “Explanation of Use of Non - GAAP Financial Measures” on slide 19 of this presentation for more information regarding our use of non - GAAP financial measurements. (2) Wholesale funding includes Federal Home Loan Bank, Federal Reserve Bank and brokered CD funding sources.

17 Who We Are Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : The Company’s purpose drives the outcome we envision for Western New England Bancorp . Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . West Hartford, CT NASDAQ GS: WNEB 17

Appendix NASDAQ GS: WNEB NASDAQ GS: WNEB 18

19 Explanation of Use of Non - GAAP Financial Measurements NASDAQ GS: WNEB 19 The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding its financial condition . Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies . A reconciliation from GAAP to non - GAAP is provided below . 3/31/2025 12/31/2024 3/31/2024 Loan interest (no tax adjustment) 24,984$ 25,183$ 24,241$ Tax-equivalent adjustment 121 128 110 Loan interest (tax-equivalent basis) 25,105$ 25,311$ 24,351$ Net interest income (no tax adjustment) 15,534$ 15,273$ 15,346$ Tax equivalent adjustment 121 128 110 Net interest income (tax-equivalent basis) 15,655$ 15,401$ 15,456$ Average interest-earning assets 2,529,715$ 2,517,017$ 2,403,086$ Net interest margin (no tax adjustment) 2.49% 2.41% 2.57% Net interest margin, tax-equivalent 2.51% 2.43% 2.59% For the quarter ended (Dollars in thousands)

20 Corporate Offices, Westfield MA NASDAQ GS: WNEB 20 Thank you! James C. Hagan President and Chief Executive Officer Guida R. Sajdak Executive Vice President and Chief Financial Officer Meghan Hibner First Vice President and Investor Relations Officer Westfield Bank “What Better Banking’s All About”